FINANCIAL INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2020
FINANCIAL INCOME, NET
Schedule of Interest Income and Interest Expense

	2020	2019	2018
Interest income	10	20	19
Interest expense	(108)	(165)	(111)
Warrants exercised / forfeited	—	—	889
Total	(98)	(146)	797